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                                                                    EXHIBIT 21.1

                         Mission Energy Holding Company
                              LIST OF SUBSIDIARIES
                              --------------------
                            As of August 24, 2001

Entity                                                  Jurisdiction of Organization
------                                                  ----------------------------
Adelaide Ventures Limited                                     Cayman Islands
Aguila Energy Company                                           California
Anacapa Energy Company                                          California
Arrowhead Energy Company (Inactive)                             California
Athens Funding, L.L.C.                                           Delaware
Balboa Energy Company                                           California
Beheer-en Beleggingsmaatschappij Botara B.V.                 The Netherlands
Beheer-en Beleggingsmaatschappij Jydeno B.V.                 The Netherlands
Blue Ridge Energy Company                                       California
Bretton Woods Energy Company                                    California
Camino Energy Company                                           California
Capistrano Cogeneration Company                                 California
Caresale Services Limited                                     United Kingdom
Centerport Energy Company                                       California
Chesapeake Bay Energy Company                                   California
Chester Energy Company                                          California
Chestnut Ridge Energy Co.                                       California
Chickahominy River Energy Corp.                                  Virginia
Citizens Power Holdings One, LLC                                 Delaware
Clayville Energy Company                                        California
Collins Holdings EME, LLC                                        Delaware
Colonial Energy Company (Inactive)                              California
Coronado Energy Company                                         California
CP Power Sales Eighteen, L.L.C.                                  Delaware
CP Power Sales Fifteen, L.L.C.                                   Delaware
CP Power Sales Five, L.L.C.                                      Delaware
CP Power Sales Fourteen, L.L.C.                                  Delaware
CP Power Sales Nineteen, L.L.C.                                  Delaware
CP Power Sales Seventeen, L.L.C.                                 Delaware
CP Power Sales Thirteen, L.L.C.                                  Delaware
CP Power Sales Twelve, L.L.C.                                    Delaware
CP Power Sales Twenty, L.L.C.                                    Delaware
Crescent Valley Energy Company                                  California
Delaware Energy Conservers, Inc. (Inactive)                      Delaware
Del Mar Energy Company                                          California
Desert Sunrise Energy Company (Inactive)                          Nevada
Devereaux Energy Company                                        California
East Maine Energy Company (Inactive)                            California
Eastern Sierra Energy Company                                   California
EcoElectrica Holdings, Ltd.                                   Cayman Islands
EcoElectrica Ltd.                                             Cayman Islands
EcoElectrica s.a.r.l.                                           Luxembourg
Edison Alabama Generating Company                               California
Edison First Power Holdings I                                 United Kingdom

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
Edison First Power Limited                                                                    Guernsey
Edison Mission Advantage B.V.                                                             The Netherlands
Edison Mission Ausone Pty. Ltd.                                                              Australia
Edison Mission De Laide Pty. Ltd.                                                            Australia
Edison Mission Development, Inc.                                                              Delaware
Edison Mission Energy                                                                        California
Edison Mission Energy Asia Pte Ltd.                                                          Singapore
Edison Mission Energy Asia Pacific Pte. Ltd.                                                 Singapore
Edison Mission Energy Australia Limited                                                      Australia
Edison Mission Energy Australia Pilbara Power Pty Ltd.                                       Australia
Edison Mission Energy Fuel                                                                   California
Edison Mission Energy Fuel Company Pte Ltd.                                                  Singapore
Edison Mission Energy Fuel Resources, Inc.                                                   California
Edison Mission Energy Fuel Services, LLC                                                      Delaware
Edison Mission Energy Transportation, Inc.                                                    Delaware
Edison Mission Energy Funding Corp.                                                           Delaware
Edison Mission Energy Holdings Pty. Ltd.                                                     Australia
Edison Mission Energy Interface Ltd.                                                      British Columbia
Edison Mission Energy International B.V.                                                  The Netherlands
Edison Mission Energy Limited                                                              United Kingdom
Edison Mission Energy Oil & Gas                                                              California
Edison Mission Energy Petroleum                                                              California
Edison Mission Energy Services B.V.                                                       The Netherlands
Edison Mission Energy Services, Inc.                                                         California
Edison Mission Energy Taupo Limited                                                         New Zealand
Edison Mission Finance Co.                                                                   California
Edison Mission Holdings Co.                                                                  California
Edison Mission Marketing and Services Limited                                              United Kingdom
Edison Mission Marketing & Trading, Inc.                                                     California
Edison Mission Fuel Resources, Inc.                                                          California
Edison Mission Fuel Transportation, Inc.                                                     California
Edison Mission Midwest Holdings Co.                                                           Delaware
Edison Mission Millennium B.V.                                                            The Netherlands
Edison Mission Operation & Maintenance, Inc.                                                 California
Edison Mission Operation & Maintenance Limited                                             United Kingdom
Edison Mission Operation & Maintenance Loy Yang Pty Ltd.                                     Australia
Edison Mission Operation & Maintenance Kwinana Pty Ltd.                                      Australia
Edison Mission Operation & Maintenance Services B.V.                                      The Netherlands
Edison Mission Operation & Maintenance Services Pte Ltd                                      Singapore
Edison Mission Operation & Maintenance (Thailand) Company Ltd.                                Thailand
Edison Mission Overseas Co.                                                                   Delaware
Edison Mission Overseas Ltd.                                                               United Kingdom
Edison Mission Project Co.                                                                    Delaware
Edison Mission Retail Pty Ltd.                                                               Australia
Edison Mission Services Limited                                                            United Kingdom
Edison Mission Utilities Pty Ltd.                                                            Australia
Edison Mission Vendesi Pty Ltd.                                                              Australia
Edison Mission Wind Power Italy B.V.                                                      The Netherlands
El Dorado Energy Company                                                                     California
EME Adelaide Energy Ltd.                                                                   United Kingdom
EME Ascot Limited                                                                          United Kingdom
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
EME Atlantic Holdings Limited                          United Kingdom
EME Buckingham Limited                                 United Kingdom
EME Caliraya B.V.                                     The Netherlands
EME CP Holdings Co.                                       Delaware
EME del Caribe                                         Cayman Islands
EME del Caribe Holdings GmbH                              Austria
EME Desarrello Espana S.L.                                 Spain
EME Eastern Holdings Co.                                  Delaware
EME Finance UK Limited                                 United Kingdom
EME Generation Holdings Limited                        United Kingdom
EME International Dragon Limited                       United Kingdom
EME Investments, LLC                                      Delaware
EME Kalayaan B.V.                                     The Netherlands
EME Monet Limited                                      United Kingdom
EME Philippines O&M Corporation                       The Philippines
EME Precision B.V.                                    The Netherlands
EME Royale                                              New Zealand
EME Southwest Power Corporation                           Delaware
EME Tri Gen B.V.                                      The Netherlands
EME UK International LLC                                  Delaware
EME Tri Gen B.V.                                      The Netherlands
EME Victoria B.V.                                     The Netherlands
EME Victoria Generation Ltd.                           United Kingdom
EMP, Inc. (Inactive)                                       Oregon
Energy Generation Finance PLC                          United Kingdom
Enerloy Pty Ltd                                          Australia
First Hydro Company                                    United Kingdom
First Hydro Finance PLC                                United Kingdom
First Hydro Holdings Company                           United Kingdom
Four Counties Gas Company (Inactive)                     California
Gippsland Power Pty Ltd                                  Australia
Global Generation B.V.                                The Netherlands
Global Power Investors, Inc.                             California
Hanover Energy Company                                   California
Holtsville Energy Company                                California
Homer City Funding LLC                                    Delaware
Homer City Property Holdings, Inc.                       California
Hydro Energy B.V.                                     The Netherlands
Iberica de Energias, S.A.                                  Spain
Iberian Hy-Power Amsterdam B.V.                       The Netherlands
Indian Bay Energy Company                                California
Jefferson Energy Company (Inactive)                      California
Kings Canyon Energy Company (Inactive)                   California
Kingspark Energy Company                                 California
Laguna Energy Company (Inactive)                         California
La Jolla Energy Company (Inactive)                       California
Lakeland Power Ltd.                                    United Kingdom
Lakeland Power Development Company                     United Kingdom
Lakeview Energy Company                                  California
Latrobe Power Pty. Ltd.                                  Australia

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
Lehigh River Energy Company (Inactive)                                                       California
Longview Cogeneration Company                                                                California
Loy Yang Holdings Pty Ltd                                                                    Australia
Loyvic Pty. Ltd.                                                                             Australia
Madera Energy Company                                                                        California
Madison Energy Company                                                                       California
Majestic Energy Limited                                                                    United Kingdom
Maplekey Holdings Ltd.                                                                     United Kingdom
Maplekey UK Finance Limited                                                                United Kingdom
Maplekey UK Limited                                                                        United Kingdom
MEC Esenyurt B.V.                                                                         The Netherlands
MEC IES B.V.                                                                              The Netherlands
MEC India B.V.                                                                            The Netherlands
MEC Indo Coal B.V.                                                                        The Netherlands
MEC Indonesia B.V.                                                                        The Netherlands
MEC International B.V.                                                                    The Netherlands
MEC International Holdings B.V.                                                           The Netherlands
MEC Laguna B.V.                                                                           The Netherlands
MEC Perth B.V.                                                                            The Netherlands
MEC Priolo B.V.                                                                           The Netherlands
MEC San Pascual B.V.                                                                      The Netherlands
MEC Sidi Krir B.V.                                                                        The Netherlands
MEC Sumatra B.V.                                                                          The Netherlands
MEC Wales B.V.                                                                            The Netherlands
Midwest Generation, LLC                                                                       Delaware
Midwest Generation EME, LLC                                                                   Delaware
Midwest Peaker Holdings, Inc.                                                                 Delaware
Mission Del Cielo Inc.                                                                        Delaware
Mission Del Sol, LLC                                                                          Delaware
Mission/Eagle Energy Company (Inactive)                                                      California
Mission Energy Company (UK) Limited                                                        United Kingdom
Mission Energy Construction Services, Inc.                                                   California
Mission Energy Development Australia Pty Ltd                                                 Australia
Mission Energy Generation, Inc. (Inactive)                                                   California
Mission Energy Holdings, Inc.                                                                California
Mission Energy Holdings International, Inc.                                                  California
Mission Energy Holdings Superannuation Fund Pty Ltd                                          Australia
Mission Energy Indonesia (Inactive)                                                          California
Mission Energy Italia s.r.l.                                                                   Italy
Mission Energy (Kwinana) Pty. Ltd.                                                           Australia
Mission Energy Mexico (Inactive)                                                             California
Mission Energy New York, Inc.                                                                California
Mission Energy Ventures Australia Pty Ltd                                                    Australia
Mission Energy Wales Company                                                                 California
Mission Energy Westside, Inc.                                                                California
Mission Hydro (UK) Limited                                                                 United Kingdom
Mission Operations de Mexico, S.A. de C.V.                                                     Mexico
Mission NZ Operations B.V.                                                                The Netherlands
Mission Triple Cycle Systems Company                                                         California
North Jackson Energy Company (Inactive)                                                      California
Northern Sierra Energy Company                                                               California
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
Ortega Energy Company                                           California
Panther Timber Company                                          California
Paradise Energy Company (Inactive)                              California
Pleasant Valley Energy Company                                  California
Pocono Fuels Company                                            California
Pride Hold Limited                                            United Kingdom
P.T. Edison Mission Operation & Maintenance                     Indonesia
Quartz Peak Energy Company                                      California
Rapid Energy Limited                                          United Kingdom
Rapidan Energy Company                                          California
Redbill Contracts Limited                                     United Kingdom
Reeves Bay Energy Company                                       California
Ridgecrest Energy Company                                       California
Rio Escondido Energy Company (Inactive)                         California
Riverport Energy Company                                        California
Saltos del Porma S.A.                                             Spain
San Gabriel Energy Company (Inactive)                           California
San Joaquin Energy Company                                      California
San Juan Energy Company                                         California
San Pedro Energy Company                                        California
Santa Ana Energy Company                                        California
Santa Clara Energy Company                                      California
Silver Springs Energy Company                                   California
Silverado Energy Company                                        California
Sonoma Geothermal Company                                       California
South Australian Holdings Limited                             United Kingdom
South Coast Energy Company                                      California
Southern Sierra Energy Company                                  California
Southern Sierra Gas Company                                     California
Southwest Generation B.V.                                    The Netherlands
Thorofare Energy Company (Inactive)                             California
Traralgon Power Pty. Ltd.                                       Australia
Valley Power Pty. Ltd.                                          Australia
Viejo Energy Company                                            California
Vista Energy Company Inactive                                   New Jersey
Western Sierra Energy Company                                   California
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